UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22481

Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President 9 West 57th Street New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1.	Reports to Stockholders.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

Semi-Annual Report

June 30, 2012

TABLE OF CONTENTS

Manager Commentary	3
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	15
Additional Information	24
Important Information About This Report	26

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Manager Commentary

as of June 30, 2012

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. (the “Fund”, or “AFT”). We appreciate the trust and confidence you have placed with us through your investment in the Fund.

The 1st half of 2012 was marked by positive performance for most risk asset classes in the United States despite the dual headwinds of the constantly evolving European sovereign debt situation and slowing global economic growth. The major U.S. equity indices have posted solid gains over the 1st half of the year despite the perception of heightened volatility and risks to corporate performance going forward, with the S&P 500 +8.31% for the period. The credit indices have also performed well in a low interest rate environment, buoyed by a general interest in assets with high levels of current yield particularly those assets that exhibit low levels of volatility. The high-yield and leveraged loan markets are benefiting from this trend and we believe they are situated to perform well under current market conditions.

Over the 1st half of the year, the leveraged loan market returned +4.54% (as measured by the S&P/LSTA Leveraged Loan Index), with only one month (May, -0.68%) experiencing a loss. Over the same period, the high-yield market returned +7.08% (as measured by the Merrill Lynch HY Master II Index) while the investment-grade bond market returned +4.87% (as measured by the Merrill Lynch U.S. Corporate Master Index). The loan market rallied substantially in January, +2.18% for the month which was the 2nd best monthly performance since March of 2010. The catalyst behind the positive performance in January, which was spread across other risk markets, was the affirmation of modest economic growth in the U.S. and strong corporate earnings. This is very similar to the market profile today, though the current bias is more negative towards the economic outlook than it was earlier in the year, but in a manner that may benefit credit. The 10Yr U.S. Treasury yield rose 33 bps over the 1st quarter to 2.21% as economic growth indicators came in relatively strong and the perception around an eventually sustained recovery grew (the 1st measure of Q4 2011 GDP growth came in at +2.8%, and eventually rose to +3.0%). Perceptions around global economic growth reversed somewhat in the 2nd quarter – the 10Yr U.S. Treasury yield dropped 57 bps to 1.64% over that period as the European sovereign debt situation in particular, coupled with a slowdown in China and concerns over the “fiscal cliff” in the U.S., interwove to reduce expectations for growth going forward (the 1st measure of Q1 2012 GDP growth came in at +2.2%, and eventually dropped to +1.9%). While impairing the demand for equities somewhat, this has increased the attractiveness of the high-yield and leveraged loan markets as havens for capital. Inflows into managers of high yield and leveraged loan products have been robust.

Another aspect of the marketplace that played out through the 1st half of the year is the impact heavy amounts of refinancing, which is mainly a product of the outright demand for assets, have had on the maturity schedule for both high-yield bonds and loans. The 1st quarter saw record issuance in the high-yield market, $107 billion of notional for a total of $162 billion for the 1st half of the year. While loan volumes were relatively muted in comparison, with $114 billion placed over the 1st half, so much of this went to pay down nearer-term maturities that the “maturity wall” established by the pre-crisis wave of leveraged-buyouts is effectively gone, with maturities between 2012 and 2013 reduced by 80% since 2009 to $86 billion. The default rate for both products is currently very low (2.0% and 1.1% for bonds and loans by par value, respectively). Because companies with near-term maturities generally have access to the capital markets, it is unclear whether current market conditions will cause a rise in default rates.

At this juncture, the demand for exposure to both the high-yield and leveraged loan markets has run to a point conditions have become more borrower- and lender-friendly. The primary markets are extraordinarily hot, allowing for pricing and terms that would not necessarily be accretive to the Fund, a trend we try to avoid. However, the assets acquired by the Fund over the 1st half of the year were generally very attractive both in terms of structure, rate, and call protection, and have benefitted returns. We continue to be opportunistic in using periods of volatility to invest at wider yields, in order to take advantage of the longer-term inherent advantages of high-yield loans and bonds. We expect our primary focus over the remainder of the year will be to actively attempt to improve the credit quality of the portfolio in order to preserve capital while identifying new, compelling investment opportunities for our shareholders.

We appreciate your interest and support in the Fund. If you have any questions about the Fund, please call 1-888-301-3838, or go to our website at www.agmfunds.com.

Sincerely,

Apollo Credit Management

Semi-Annual Report  |  3

Apollo Senior Floating Rate Fund Inc.

Manager Commentary  (continued)

as of June 30, 2012

Portfolio Composition (as % of Current Market Value of Investment Securities)

First Lien Senior Secured Loans	84.4%
Senior Secured Bonds	5.7%
Senior Unsecured Bonds	6.1%
Second Lien Secured Loans	2.5%
Senior Unsecured Loans	1.3%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	4.84%
Weighted Average Fixed-Rate Coupon	10.47%
Weighted Average Days to Reset	52
Average Position Size	3,051,853
Number of Positions	146
Weighted Average Rating	B

Credit Quality (b)

BBB or Higher	1.5%
BB	21.6%
B	67.2%
CCC or Lower	8.8%
Not Rated	0.9%

Top 5 Industries (as % of Current Market Value of Investments)

Services: Business	11.9%
Healthcare & Pharmaceuticals	11.5%
Retail	9.5%
Media: Broadcasting & Subscription	8.6%
Telecommunications	7.7%
Total	49.2%

Top 10 Issuers (as % of Current Market Value of Investment Securities)

First Data Corp.	2.3%
Travelport, LLC	2.1%
Pelican Products, Inc.	2.0%
Brock Holdings III, Inc.	1.9%
Univision Communications, Inc.	1.9%
Burlington Coat Factory Warehouse Corp.	1.8%
Avaya, Inc.	1.7%
Zayo Group LLC (Zayo Capital, Inc.)	1.7%
Cengage Learning Acquisitions, Inc. (Thomson Learning)	1.6%
Clear Channel Communications, Inc.	1.5%
Total	18.5%

Performance Comparison

	Six Months Ended June 30, 2012	Since Inception on Feb. 23, 2011

AFT - Stock Price (c)	16.71%	(1.52)%
AFT - NAV (c)	7.50%	4.89%
S&P/LSTA Leveraged Loan Index	4.54%	3.53%

(a) Averages based on par value of investment securities.

(b) Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2012. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c) Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

4  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

June 30, 2012  (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) - 133.6%

AEROSPACE & DEFENSE - 6.8%

CAMP Systems, Inc.
First Lien Initial Term Loan, 6.50%, 05/31/19	1,320,000	1,341,450
Second Lien Initial Term Loan, 10.00%, 11/30/19	1,000,000	1,010,625
Data Device Corp.
First Lien Term Loan, 7.50%, 06/06/18 (b)	4,000,000	3,980,000
DynCorp International, Inc.
Term Loan, 6.29%, 07/07/16	2,201,673	2,202,135
ILC Industries, Inc.
Term Loan, 7.25%, 12/23/16	2,075,308	2,060,418
Scitor Corp.
Term Loan, 5.00%, 02/15/17	4,743,182	4,661,670
SI Organization, Inc. (The)
New Tranche B Term Loan, 4.50%, 11/22/16	248,111	244,389
SRA International
Term Loan, 6.50%, 07/20/18	3,994,598	3,880,991

		19,381,678

AUTOMOTIVE - 3.4%

Avis Budget Car Rental, LLC
Tranche B Term Loan, 6.25%, 09/22/18	1,132,857	1,135,893
Chrysler, LLC
Tranche B Term Loan, 6.00%, 05/24/17	4,398,268	4,436,753
Fram Group Holdings, Inc.
First Lien Term Loan B, 6.50%, 07/29/17	952,800	920,643
Second Lien Term Loan, 10.50%, 01/29/18	2,000,000	1,753,330
Schaeffler AG (Germany)
Facility C2 (USD), 6.00%, 01/27/17 (c)	1,260,000	1,262,362

		9,508,981

BANKING, FINANCE, INSURANCE AND REAL ESTATE - 6.4%

Asurion, LLC
First Lien Term Loan, 5.50%, 05/24/18	3,748,337	3,734,562
Aveta, Inc.
MMM Term Facility, 8.50%, 04/04/17	823,627	820,538
NAMM Term Facility, 8.50%, 04/04/17	823,627	820,538
BNY ConvergEX Group, LLC
First Lien Term Loan, 5.25%, 12/19/16	3,317,470	3,215,192
EZE Castle Software, Inc.
First Lien Term Loan, 5.25%, 12/19/16	1,457,183	1,412,258
Hamilton Lane
Term Loan B, 6.50%, 02/28/18 (d)	987,500	987,500

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE AND REAL ESTATE (continued)

Sedgwick Claims Management Services, Inc.
Term B-1 Loan, 5.00%, 12/31/16	3,867,276	3,850,356
VFH Parent LLC
Term Loan, 7.50%, 07/08/16	3,303,326	3,308,826

		18,149,770

BEVERAGE, FOOD & TOBACCO - 2.6%

NPC International, Inc.
Term Loan B, 5.25%, 12/28/18	2,304,225	2,305,181
Pierre Foods, Inc.
First Lien Term Loan, 7.00%, 09/30/16	4,937,343	4,967,190

		7,272,371

CAPITAL EQUIPMENT - 0.4%

Terex Corp.
U.S. Term Loan, 5.50%, 04/28/17	992,500	996,847

CHEMICALS, PLASTICS, & RUBBER - 6.0%

Arizona Chemicals
Term Loan, 7.25%, 12/22/17	863,636	871,435
Houghton International, Inc.
Term Loan B-1, 6.75%, 01/29/16	2,900,746	2,922,501
Ineos US Finance LLC
Cash Dollar Term Loan, 6.50%, 05/04/18	1,727,670	1,695,276
NuSil Technology, LLC
Term Loan, 5.25%, 04/07/17	3,013,559	3,008,527
Trinseo Materials Operating S.C.A. (Luxembourg)
Term Loan B, 6.00%, 08/02/17 (c)	4,001,780	3,759,192
Univar, Inc.
Term B Loan, 5.00%, 06/30/17	4,925,000	4,844,402

		17,101,333

CONSUMER GOODS: DURABLE - 3.4%

Goodman Global, Inc.
First Lien Initial Term Loan, 5.75%, 10/28/16	5,601,342	5,612,153
SRAM, LLC
First Lien Term Loan, 4.78%, 06/07/18	2,316,012	2,281,272
Second Lien Term Loan, 8.50%, 12/07/18 (d)	1,650,000	1,662,375

		9,555,800

CONSUMER GOODS: NON-DURABLE - 4.0%

Armored AutoGroup, Inc.
Term Loan, 6.00%, 11/05/16	4,925,000	4,849,894
Insight Global, Inc.
First Lien Term Loan, 7.51%, 08/25/16	3,305,025	3,285,740
Prestige Brands International, Inc.
Term Loan B, 5.25%, 01/31/19	893,939	899,598

See accompanying Notes to Financial Statements.  |  5

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2012  (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

CONSUMER GOODS: NON-DURABLE (continued)

Spectrum Brands, Inc.
New Term Loan, 5.00%, 06/17/16	2,299,175	2,311,487

		11,346,719

CONTAINERS, PACKAGING AND GLASS - 6.4%

Pelican Products, Inc.
Term Loan, 5.00%, 03/07/17	4,486,563	4,464,130
Term Loan B, 7.00%, 06/06/18 (b)	4,000,000	3,980,000
Reynolds Group Holdings, Inc.
Tranche B Term Loan, 6.50%, 02/09/18	981,730	988,558
Tranche C Term Loan, 6.50%, 08/09/18	3,632,641	3,669,531
Tank Intermediate Holding Corp.
Term Loan 1, 06/29/19 (b)	2,649,300	2,543,328
Term Loan A, 5.75%, 04/15/16	2,396,599	2,389,109

		18,034,656

ENERGY: OIL & GAS - 1.9%

Chesapeake Energy Corp.
Term Loan, 8.50%, 12/02/17 (b)	5,462,000	5,423,848

ENVIRONMENTAL INDUSTRIES - 1.8%

EnergySolutions, LLC (aka Envirocare of Utah, LLC)
Term Loan, 6.25%, 08/15/16	3,759,521	3,494,775
Tervita Corp. (Canada)
Series A Term Loan, 6.50%, 11/14/14 (c)	1,741,250	1,743,427

		5,238,202

HEALTHCARE & PHARMACEUTICALS - 16.4%

Aptalis Pharma, Inc.
Term Loan B-1, 5.50%, 02/10/17	2,917,595	2,835,173
Bausch & Lomb, Inc.
Parent Term Loan, 5.25%, 05/17/19	2,082,000	2,074,192
Catalent Pharma Solutions, Inc.
Dollar Term-2 Loan, 5.25%, 09/15/17	2,138,640	2,127,059
InVentiv Health, Inc.
Consolidated Term Loan, 6.50%, 08/04/16	4,432,641	4,155,601
Term Loan B-3, 6.75%, 05/15/18	1,272,150	1,193,703
Medpace Intermediateco, Inc.
Term B Loan, 6.50%, 06/19/17 (d)	5,744,474	5,514,695
MultiPlan, Inc.
Term B Loan, 4.75%, 08/26/17	2,568,427	2,541,933
Onex Carestream Finance LP
Term Loan B, 5.00%, 02/25/17	4,935,793	4,729,872
Pharmaceutical Product Development, Inc.
Term Loan, 6.25%, 12/05/18	3,497,425	3,522,781
Physician Oncology Services, LP
Delayed Draw Term Loan, 7.75%, 01/31/17 (d)	612,245	609,184

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)

Effective Date Term Loan, 7.75%, 01/31/17 (d)	5,039,527	5,014,329
Radnet Management, Inc.
Tranche B Term Loan, 5.75%, 04/06/16	2,300,605	2,289,102
Rural/Metro Operating Co. LLC
First Lien Term Loan B, 5.75%, 06/30/18	2,972,481	2,924,922
Select Medical Corp.
Tranche B Term Loan, 5.50%, 06/01/18	3,465,000	3,410,426
Sheridan Healthcare, Inc.
Term Loan B, 6.00%, 06/29/18 (b)	1,628,900	1,612,611
Valeant Pharmaceuticals International, Inc. (Canada)
Series A Tranche B Term Loan, 4.75%, 02/13/19 (c)	2,044,000	2,021,015

		46,576,598

HIGH TECH INDUSTRIES - 9.7%

Airvana Network Solutions, Inc.
Term Loan, 10.00%, 03/25/15	2,310,559	2,264,348
Freescale Semiconductor, Inc.
Tranche B-1 Term Loan, 4.49%, 12/01/16	4,038,421	3,834,481
Tranche B-2 Term Loan, 6.00%, 02/28/19	997,500	984,857
Lawson Software, Inc.
Tranche B Term Loan, 6.25%, 04/05/18	2,750,000	2,768,686
NXP B.V. (Netherlands)
Tranche B Loan, 5.25%, 03/19/19 (c)	2,653,350	2,646,717
Oberthur Technologies (France)
Term Loan B, 6.25%, 11/30/18 (c)	3,000,000	2,932,500
OpenLink International, Inc.
Initial Term Loan, 7.75%, 10/30/17	2,155,170	2,163,252
Sophia, L.P.
Initial Term Loan, 6.25%, 07/19/18	2,777,040	2,798,159
Sophos (Luxembourg)
Term B Loan, 6.50%, 05/10/19 (c)	1,914,000	1,891,271
Vision Solutions, Inc.
First Lien Term Loan, 6.00%, 07/23/16 (d)	5,390,625	5,367,041

		27,651,312

HOTEL, GAMING & LEISURE - 1.6%

Boyd Gaming Corp.
Increased Term Loan, 6.00%, 12/17/15	2,155,725	2,170,546
Freedom Group
Term B Loan, 5.50%, 04/19/19	2,222,000	2,230,332

		4,400,878

6  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2012  (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 5.2%

Acosta, Inc.
Incremental Term Loan, 5.75%, 03/01/18 (b)	899,000	900,686
Advantage Sales & Marketing, Inc.
First Lien Term Loan, 5.25%, 12/18/17	2,930,063	2,915,414
Cengage Learning Acquisitions, Inc. (Thomson Learning)
Tranche B Term Loan (Extended), 5.75%, 07/05/17	3,446,085	2,977,417
EMI Music
Term Loan B, 5.50%, 03/05/18 (b)	1,630,000	1,641,549
Getty Images, Inc.
Initial Term Loan, 5.26%, 11/07/16	4,836,017	4,854,128
SymphonyIRI Group, Inc.
Term Loan, 5.00%, 12/01/17	1,485,000	1,475,719

		14,764,913

MEDIA: BROADCASTING & SUBSCRIPTION - 11.6%

Clear Channel Communications, Inc.
Tranche B Term Loan, 3.90%, 01/29/16	5,413,463	4,338,674
Crown Media Holdings, Inc.
Term Loan, 5.75%, 07/14/18	1,722,667	1,718,360
Encompass Digital Media, Inc.
Tranche B Term Loan, 8.00%, 08/10/17 (d)	2,904,810	2,897,548
Entercom Communications Corp.
Term B Loan, 6.25%, 11/23/18	2,002,000	2,009,508
Granite Broadcasting Corp.
First Lien Tranche B Term Loan, 8.50%, 05/23/18 (d)	2,598,000	2,572,020
Intelsat Jackson Holdings S.A. (Luxembourg)
Tranche B Term Loan, 5.25%, 04/02/18 (c)	4,950,000	4,954,628
SNL Financial LC
Term Loan, 8.50%, 08/17/18	1,925,000	1,925,000
Univision Communications, Inc.
Extended First Lien Term Loan, 4.50%, 03/31/17	8,425,289	7,992,861
Yankee Cable Acquisition, LLC
Term Loan B, 6.50%, 08/26/16	4,594,566	4,588,823

		32,997,422

MEDIA: DIVERSIFIED & PRODUCTION - 1.2%

Technicolor S.A. (France)
Term A2 Facility, 7.00%, 05/26/16 (c)	1,150,742	1,029,098
Term B2 Facility, 8.00%, 05/26/17 (c)	2,773,484	2,480,299

		3,509,397

	Principal Amount ($)	Value ($)

METALS & MINING - 1.6%

Fairmount Minerals, Ltd.
Tranche B Term Loan, 5.25%, 03/15/17	3,579,830	3,572,151
Summit Materials, LLC
Term Loan, 6.00%, 01/30/19	1,071,315	1,077,346

		4,649,497

RETAIL - 14.4%

99 Cents Only Stores
Tranche B-1 Term Loan, 5.25%, 01/11/19	3,890,250	3,901,610
Bass Pro Group, LLC
Term Loan, 5.25%, 06/13/17	4,184,017	4,199,707
Burlington Coat Factory Warehouse Corp.
Term B-1 Loan, 5.50%, 02/23/17	7,995,159	7,969,615
Gymboree Corp. (The)
Term Loan 2011, 5.00%, 02/23/18	4,383,311	4,159,259
HMK Intermediate Holdings LLC
Term Loan, 7.25%, 03/30/19 (d)	1,147,125	1,151,427
J. Crew Group, Inc.
Term Loan, 4.75%, 03/07/18	4,950,000	4,899,262
Jo-Ann Stores, Inc.
Term Loan, 4.75%, 03/16/18	2,284,755	2,260,685
Neiman Marcus Group, Inc. (The)
Term Loan, 4.75%, 05/16/18	1,600,000	1,585,104
Oriental Trading Co., Inc.
Term Loan, 7.00%, 02/11/17	4,649,535	4,659,229
Savers, Inc.
Term Loan B, 6.25%, 07/09/19 (b)	3,559,000	3,564,570
Yankee Candle Co., Inc. (The)
Initial Term Loan, 5.25%, 04/02/19	2,613,450	2,612,143

		40,962,611

SERVICES: BUSINESS - 12.0%

BakerCorp International, Inc.
Term Loan, 4.75%, 06/01/18	2,382,000	2,375,056
Brock Holdings III, Inc.
First Lien Term Loan, 6.01%, 03/16/17	2,155,699	2,152,540
Second Lien Initial Term Loan, 10.00%, 03/16/18 (d)	6,250,000	6,187,500
Endurance Business Media, Inc.
Term Loan, 7.75%, 04/20/18	2,189,000	2,172,582
Global Cash Access, Inc.
Term Loan, 7.00%, 03/01/16	1,914,286	1,919,674
HD Supply, Inc.
Term Loan B, 7.25%, 10/12/17	2,819,000	2,844,554
Infogroup, Inc.
Term B Loan, 5.75%, 05/26/18	1,835,095	1,605,709
MedAssets, Inc.
Term Loan, 5.25%, 11/16/16	1,958,768	1,967,652
SMG
First Lien Term Loan, 06/07/18 (b) (d)	1,556,000	1,554,055
Second Lien Term Loan, 11.75%, 12/07/18 (d)	1,000,000	995,000

See accompanying Notes to Financial Statements.  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2012  (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

SERVICES: BUSINESS (continued)

SS&C Technologies Holdings
Europe S.A.R.L.
Funded Term B-1 Loan, 5.00%, 06/08/19	3,563,375	3,555,963
Funded Term B-2 Loan, 5.00%, 06/08/19	368,625	367,858
Travelport LLC
Term Loan, 11.00%, 11/22/15	1,486,000	1,474,855
U.S. Foods, Inc. (aka U.S. Foodservice, Inc.)
Term Loan (2011), 5.75%, 03/31/17	4,950,000	4,758,188

		33,931,186

SERVICES: CONSUMER - 2.0%

Barbri, Inc. (Gemini Holdings, Inc.)
Term Loan, 6.00%, 06/19/17	3,485,000	3,463,219
Landry’s, Inc.
Term Loan B, 6.50%, 04/24/18	2,275,298	2,284,547

		5,747,766

TELECOMMUNICATIONS - 11.6%

Avaya, Inc.
Term B-3 Loan, 4.97%, 10/26/17	8,367,333	7,434,417
Global Tel*Link Corp.
Replacement Term Loan, 6.00%, 12/14/17	3,895,748	3,902,254
Integra Telecom Holdings, Inc.
Term Loan, 9.25%, 04/15/15	1,979,798	1,914,217
Level 3 Financing, Inc.
Tranche B III Term Loan, 5.75%, 09/01/18	1,353,174	1,355,501
Securus Technologies Holdings, Inc.
Term Loan 1, 6.50%, 05/31/17	1,773,521	1,764,104
Sidera Networks, Inc.
Term Loan, 6.00%, 08/26/16	4,937,500	4,834,652
U.S. TelePacific Corp.
Term Loan, 5.75%, 02/23/17	4,943,943	4,597,867
Zayo Group, LLC (Zayo Capital, Inc.)
Term Loan B, 07/02/19 (b)	3,237,000	3,253,768
Term Loan Facility, 7.75%, 12/01/16	3,980,000	3,999,084

		33,055,864

TRANSPORTATION: CARGO - 1.3%

YRCW Receivables LLC
Term B Loan, 11.25%, 09/30/14	3,721,875	3,600,914

TRANSPORTATION: CONSUMER - 0.4%

AWAS Finance (Luxembourg)
Term Loan B, 5.75%, 07/09/18 (b) (c)	1,179,000	1,176,795

	Principal Amount ($)	Value ($)

UTILITIES: ELECTRIC - 1.5%

GenOn Energy, Inc.
Term Loan, 6.00%, 12/04/17	4,421,996	4,392,988

Total Senior Loans (Cost $383,222,225)		379,428,346

Corporate Notes and Bonds - 17.9%

CHEMICALS, PLASTICS, & RUBBER - 0.7%

Ineos US Finance LLC (United Kingdom)
7.50%, 05/01/20 (c) (e)	2,000,000	2,025,000

FOREST PRODUCTS & PAPER - 0.2%

Sappi Papier Holding GmbH (Austria)
7.75%, 07/15/17 (b) (c) (e)	500,000	508,125

HEALTHCARE & PHARMACEUTICALS - 1.0%

Rural/Metro Operating Co. LLC
10.13%, 07/15/19 (e)	3,000,000	2,940,000

HOTEL, GAMING & LEISURE - 2.4%

Diamond Resorts Corp.
12.00%, 08/15/18	2,600,000	2,795,000
Palace Entertainment Holdings, LLC / Palace Entertainment Holdings Corp.
8.88%, 04/15/17 (e)	3,750,000	3,937,500

		6,732,500

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 2.7%

Cengage Learning Acquisitions, Inc. (Thomson Learning)
10.50%, 01/15/15 (e)	5,000,000	3,825,000
Reader’s Digest Association, Inc. (The)
9.50%, 02/15/17 (f)	5,021,000	3,941,485

		7,766,485

MEDIA: BROADCASTING & SUBSCRIPTION - 1.4%

Clear Channel Communications, Inc.
9.00%, 03/01/21	2,500,000	2,187,500
Nara Cable Funding, Ltd. (Ireland)
8.88%, 12/01/18 (c) (e)	1,973,000	1,686,915

		3,874,415

METALS & MINING - 0.6%

Global Brass and Copper, Inc.
9.50%, 06/01/19 (e)	1,714,000	1,726,855

SERVICES: BUSINESS - 6.1%

First Data Corp.
12.63%, 01/15/21	10,000,000	10,062,500
Travelport, LLC
9.88%, 09/01/14	10,000,000	7,362,500

		17,425,000

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2012  (unaudited)

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)

UTILITIES: ELECTRIC - 2.8%

NRG Energy, Inc.
7.63%, 01/15/18	2,000,000	2,080,000
Texas Competitive Electric Holdings Co., LLC (TCEH Finance, Inc.)
11.50%, 10/01/20 (e)	8,500,000	5,843,750

		7,923,750

Total Corporate Notes and Bonds (Cost $59,186,655)		50,922,130

Total Investments-151.5% (Cost of $442,408,880)		430,350,476
Other Assets & Liabilities, Net-2.5%		6,994,797
Loan Outstanding-(43.2)%		(122,704,615)
Series A Preferred Shares-(10.8)%		(30,680,000)

Net Assets (Applicable to Common Shares)-100.0%		283,960,658

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans generally hold a first lien interest and typically pay interest at rates which are periodically determined by reference to a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are generally (i) the lending rate offered by one or more European banks such as the London Interbank Offered Rate, (ii) the prime rate offered by one or more major United States banks and/or (iii) the certificate of deposit rate used by commercial lenders. The rate shown represents the weighted average rate at June 30, 2012. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Foreign issuer traded in U.S. dollars.
(d)	Fair Value Level 3 security. All remaining securities are denoted as Level 2.
(e)	Securities exempt from registration under Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2012, these securities amounted to $22,493,145 or 7.9% of net assets.
(f)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2012.

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Assets:

Investment securities at fair value (cost $442,408,880)	$430,350,476
Cash and cash equivalents	19,281,052
Interest receivable	3,561,811
Receivable for investment securities sold	9,895,038
Deferred financing costs	952,462
Prepaid expenses	335,327

Total Assets	$464,376,166

Liabilities:

Borrowings under credit facility (Note 8)	$122,704,615
Payable for investment securities purchased	25,140,204
Interest payable	579,444
Distributions payable to common shareholders	245,931
Investment advisory fee payable	356,426
Accumulated distribution payable to preferred shareholders	183,655
Other payables and accrued expenses due to affiliates	245,092
Other payables and accrued expenses	280,141

Total Liabilities	149,735,508

Net Assets including Series A Preferred Shares	$314,640,658

Series A Preferred Shares
($0.001 par value, 1,534 authorized and issued with liquidation preference of $20,000 per share)	$30,680,000

Net Assets (Applicable to Common Shareholders)	$283,960,658

Net Assets Consist of:

Par value of common shares ($0.001 par value, 999,998,466 shares authorized and 15,476,056 issued and outstanding) (Note 6)	$15,476
Paid-in capital in excess of par value of common shares	294,917,570
Undistributed net investment income	1,895,931
Accumulated net realized loss from investments	(809,915)
Net unrealized depreciation on investments	(12,058,404)

Net Assets (Available to Common Shareholders)	$283,960,658

Number of Common Shares outstanding	15,476,056
Net Asset Value, per Common Share	$18.35

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Operations

For the Six Months Ended June 30, 2012 (unaudited)

Investment Income:

Interest	$15,014,654

Total Investment Income	15,014,654

Expenses:

Investment advisory fee (Note 3)	2,165,889
Interest expense (Note 8)	1,193,891
Audit and legal fees	213,127
Administrative services of the Adviser (Note 3)	292,047
Insurance expense	277,763
Amortization of deferred financing costs (Note 8)	190,266
Board of Directors fees (Note 3)	46,752
Other operating expenses (Note 3)	224,390

Total Expenses	4,604,125
Expense reimbursement waived by Adviser (Note 3)	(52,535)

Net Expenses	4,551,590

Net Investment Income	10,463,064

Net Realized and Unrealized Gain/(Loss) on investments

Net realized loss on investments	(904,485)
Net change in unrealized depreciation/appreciation on investments	10,878,164

Net realized and unrealized gain on investments	9,973,679

Distributions to Preferred Shareholders:

From net investment income	(376,062)

Net increase in net assets, available to common shareholders, resulting from operations	$20,060,681

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2012 (unaudited)	Period Ended December 31, 2011*

Increase in Net Assets:

From Operations

Net investment income	$10,463,064	$15,524,105
Net realized (loss)/gain on investments	(904,485)	392,138
Net change in unrealized depreciation/appreciation on investments	10,878,164	(22,936,568)
Distributions to preferred shareholders	(376,062)	(382,491)

Net increase/(decrease) in net assets from operations	20,060,681	(7,402,816)

Distributions to Common Shareholders

From net investment income	(9,749,916)	(13,628,779)
From realized gain on investments	—	(297,568)

Total distributions to common shareholders	(9,749,916)	(13,926,347)

Capital Transactions from Common Shares

Proceeds from sale of common shares	—	295,095,000
Offering costs (Note 6)	—	(618,000)
Reinvestment of dividends	—	402,048

Net increase in net assets from share transactions	—	294,879,048

Total increase in net assets	$10,310,765	$273,549,885

Net Assets Applicable to Common Shares

Beginning of period	273,649,893	100,008 **

End of period	$283,960,658	$273,649,893

Undistributed net investment income	$1,895,931	$1,558,845

*	For the period from February 23, 2011 (commencement of operations) to December 31, 2011.
**	Represents initial seed capital invested by Apollo Credit Management, LLC.

12  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2012 (unaudited)

Cash Flows From Operating Activities

Net increase in net assets from operations excluding distributions to preferred shareholders	$20,436,743

Adjustments to Reconcile Net Increase in Net Assets from Operations Excluding Distributions to Preferred Shareholders to Net Cash Flows Provided by Operating Activities
Net realized loss on investments	904,485
Net change in unrealized depreciation/appreciation on investments	(10,878,164)
Net amortization/(accretion) of premium/(discount)	(288,907)
Purchase of investment securities	(103,441,447)
Proceeds from disposition of investment securities	102,785,653
Amortization of deferred financing costs	190,266
Changes in operating assets and liabilities
Decrease in interest receivable	87,910
Increase in prepaid expenses	(269,644)
Increase in interest payable	23,748
Decrease in investment advisory fee payable	(6,024)
Increase in other payables and accrued expenses due to affiliates	188,080
Decrease in other payables and accrued expenses	(67,865)

Net cash flows provided by operating activities	9,664,834

Cash Flows From Financing Activities
Distributions paid to common shareholders	(9,503,985)
Distributions paid to preferred shareholders	(370,550)

Net cash flows used in financing activities	(9,874,535)

Net decrease in cash and cash equivalents	(209,701)

Cash and cash equivalents, beginning of period	19,490,753

Cash and cash equivalents, end of period	$19,281,052

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,170,143

See accompanying Notes to Financial Statements.  |  13

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Common Shares Per Share Operating Performance:	For the Six Months Ended June 30, 2012 (unaudited)	For the Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$17.68	$19.10(b)
Income from Investment Operations:
Net investment income	0.68	1.00
Net realized and unrealized gain/(loss) on investments	0.64	(1.46)
Distributions from net investment income to preferred shareholders	(0.02)	(0.02)

Total from investment operations	1.30	(0.48)
Less Distributions Paid to Common Shareholders from:
Net investment income	(0.63)	(0.88)
Net realized gain on investments	—	(0.02)

Total distributions paid to Common Shareholders	(0.63)	(0.90)
Common Share offering charges to paid-in capital	—	(0.04)
Net Asset Value, End of Period	$18.35	$17.68
Market Value, End of Period	$18.04	$16.01
Total return based on net asset value(c)(d)	7.50%	(2.43)%
Total return based on market value(c)(d)	16.71%	(15.62)%
Ratios to Average Net Assets available to Common Shareholders:
Ratio of total expenses to average net assets	3.28%(e)	2.99%(e)
Ratio of net expenses to average net assets	3.24%(e)	2.88%(e)
Ratio of net investment income to average net assets(f)	7.46%(e)	6.49%(e)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	7.19%(e)	6.33%(e)
Supplemental Data:
Portfolio turnover rate	26.1%(c)	41.5%(c)
Net assets at end of period (000’s)	$283,961	$273,650
Senior Securities:
Total Series A Preferred Shares outstanding	1,534	1,534
Liquidation and market value per Series A Preferred Shares	$20,000	$20,000
Asset coverage per share(g)	$285,101	$278,380
Loan outstanding (in 000’s)	$122,705	$122,705
Asset coverage per $1,000 of loan outstanding(h)	$3,564	$3,480

(a)	From February 23, 2011 (commencement of operations) to December 31, 2011.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Not annualized.
(d)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(e)	Annualized.
(f)	Net investment income ratio does not reflect payment to preferred shareholders.
(g)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and loan outstanding) from the Fund’s total assets, and dividing this by the number of Series A Preferred Shares outstanding.

(h)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and loan outstanding) from the Fund’s total assets, and dividing this by the amount of loan outstanding.

14  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements

June 30, 2012 (unaudited)

Note 1. Organization and Operations

Apollo Senior Floating Rate Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on February 23, 2011. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 shares of common stock in the Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Fund’s investment adviser and is an affiliate of Apollo Global Management, LLC (“AGM”). The Fund’s common shares are listed on the New York Stock Exchange and trade under the symbol “AFT”.

Investment Objective

The Fund’s investment objective is to seek current income and preservation of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund will seek to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar economic characteristics. Senior Loans generally hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. The Fund seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of the Fund’s managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy is not fundamental and may be changed by the board of directors of the Fund (the “Board of Directors” or the “Board”) with at least 60 days’ prior written notice provided to shareholders of the Fund’s common stock.

The Fund is classified as “non-diversified” under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Note 2. Significant Accounting Policies

The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and these differences could be material.

Fund Valuation

The net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the New York Stock Exchange (“NYSE”) is open for trading, or at other times as determined by the Board. The NAV of the common shares is total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Fund values its investments primarily using the mean between the last available bid and ask price of market quotations from a nationally recognized security pricing service. Securities and assets for which market quotations are not readily available or for which the valuations provided by the primary pricing sources are believed to be unreliable are valued at fair value pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Fund might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

Semi-Annual Report  |  15

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2012 (unaudited)

Bank loans are priced based on valuations provided by an approved independent, third-party pricing agent or broker, if available. If a price is not available from an independent, third-party pricing agent or broker, or if the price provided by the independent third-party pricing agent or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. These procedures can, but are not obligated to, take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities, (iv) whether any dealer quotations for the security are available and considered reliable and (v) press releases and other information published about the issuer. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market.

The valuation techniques used by the Fund to measure fair value at June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. All investments at June 30, 2012 were valued using prices provided by an approved third party pricing service and/or broker quotes. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the levels of the Fund’s investment securities as of June 30, 2012 are as follows:

Investments in Securities:	Total Value at June 30, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Senior Loans	$379,428,346	$—	$344,915,672	$34,512,674
Corporate Notes and Bonds	50,922,130	—	50,922,130	—

Total Investments	$430,350,476	$—	$395,837,802	$34,512,674

16  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2012 (unaudited)

The Fund did not have any liabilities that were measured at fair value at June 30, 2012. The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2012.

	Total Fair Value	US Senior Loans	Corporate Notes & Bonds

Fair Value, beginning of period	$43,639,117	$40,796,617	$2,842,500
Purchases	10,037,581	10,037,581	—
Sales	(14,298,421)	(14,298,421)	—
Accrued discounts/premiums	27,991	27,991	—
Total net realized gains	91,060	91,060	—
Total net unrealized gains	464,118	366,618	97,500
Transfers into Level 3	6,187,500	6,187,500	—
Transfers out of Level 3	(11,636,272)	(8,696,272)	(2,940,000)

Fair Value, end of period	$34,512,674	$34,512,674	$—

Investments were transferred out of and into Level 3 and into/from Level 2 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. Net change in unrealized gains (losses) attributable to Level 3 investments still held at June 30, 2012 was $404,253.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days. As of June 30, 2012, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions, which are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Fund’s investments, as presented in the accompanying Schedule of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments under U.S. GAAP approximate the carrying amounts presented in the accompanying Statement of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the gains or losses on investment securities are the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discount and amortization of premiums where applicable.

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of its net investment income and net capital gains, if any, for its tax year. The Fund may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the period ended December 31, 2011, the Fund recorded a U.S. Federal excise tax provision of $46,010. In 2011, as the Fund was in its first year of operation, it was deemed prudent, for cash management purposes, for the Fund to pay a nominal excise tax which equated to $0.003 per common share. No federal income tax or excise tax provision is required for the period ended June 30, 2012.

Semi-Annual Report  |  17

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2012 (unaudited)

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions to Common Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Board of Directors may elect to change the Fund’s distribution policy at any time.

New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board, (the “FASB”) issued amended guidance which will enhance disclosures required by U.S. GAAP by requiring improved information about financial instruments and derivative instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset. This information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. Fund management is in the process of evaluating the impact that this guidance will have on the Fund’s financial statements.

In May 2011, the FASB issued an update which includes amendments that result in common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. The guidance also requires enhanced disclosures about fair value measurements, specifically those categorized within Level 3 of the fair value hierarchy. The guidance also amends disclosure requirements for significant transfers between Level 1 and Level 2 and now requires disclosure of all transfers between Levels 1 and 2 in the fair value hierarchy. The amended guidance is effective for interim and annual periods beginning after December 15, 2011. The adoption of this guidance did not have a material impact on the Fund’s financial statements, as the impact of the guidance is primarily limited to enhanced disclosures.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”). For its services, the Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including

18  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2012 (unaudited)

accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, or may decide to waive its compensation periodically. For the six months ended June 30, 2012, the Adviser earned fees of $2,165,889.

Administrative Services and Expense Reimbursements

The Fund and the Adviser have entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Fund and performs operational services necessary for the operation of the Fund not otherwise provided by other Fund services providers. These services may include, without limitation, certain bookkeeping and record keeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to this agreement, the Fund will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Fund. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Fund and then allocate these expenses to the Fund for reimbursement. For the six months ended June 30, 2012, the Adviser provided services under this agreement totaling $292,047, exclusive of amounts waived by the Adviser for reimbursement which is shown in the Statement of Operations as administrative services of the Adviser. Included in this amount is $82,030 of remuneration for officers of the Fund. The Adviser waived the right to expense reimbursements and investment advisory fees totaling $52,535 for the six months ended June 30, 2012.

The Fund has also entered into an Administration and Accounting Services Agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. Under the Administration Agreement, BNY Mellon Investment Servicing (US) Inc. provides certain administrative services necessary for the operation of the Fund, including maintaining the Fund’s books and records, providing accounting services and preparing regulatory filings. The Fund pays BNY Mellon Investment Servicing (US) Inc. for these services. The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer agent. BNY Mellon and BNY Mellon Investment Servicing (US) Inc. provided services totaling $151,594 during the six months ended June 30, 2012 which are included in the Statement of Operations in other operating expenses.

Board of Directors Fees

The Fund pays, to each member of the Board of Directors who is not an “interested person” (as defined in the Investment Company Act) of the Fund, a fee of $12,000 per annum, plus $2,000 for each in-person Board of Directors meeting, plus $1,000 for attendance at telephonic Board meetings or participation in special committee meetings not held in conjuncture with regularly scheduled Board meetings. In addition, the Chairman of the Audit Committee receives $3,000 per annum. The Fund will also reimburse independent Board members for travel and out-of-pocket expenses incurred in connection with such meetings. Included in the Statement of Operations is $46,752 of expenses related to the Board of Directors.

Note 4. Investment Transactions

For the six months ended June 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $120,343,636 and $109,422,438, respectively.

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Semi-Annual Report  |  19

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2012 (unaudited)

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, or registered under the Securities Exchange Act of 1934, as amended. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the Securities Act of 1933 and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedule of Investments.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

20  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2012 (unaudited)

Market

Continued concerns over European sovereign debt resulted in considerable volatility, turmoil and uncertainty in financial markets around the world. These and other events could impact the money market, long-term or short-term fixed income markets, foreign exchange markets, commodities markets and equity markets. Adverse consequences could extend to the Borrowers of the loans held by the Fund and, as a result, could materially and adversely affect returns on the Fund’s investments, the ability of Borrowers to continue to pay their debt service or refinance and repay their loans as they become due and the Fund’s ability to continue to acquire targeted assets on attractive terms. While it is not possible to precisely predict such events and their longer-term impact on the financial markets and the participants therein, they may be material and adverse to the Fund.

Note 6. Common Shares

Common share transactions were as follows:

	Six Months Ended June 30, 2012		Period Ended December 31, 2011 *
	Shares	Amount	Shares	Amount

Common shares outstanding - Beginning of Period	15,476,056	$294,979,056	5,236	$ 100,008
Common shares issued in connection with initial public offering	—	—	15,450,000	295,095,000
Common shares issued as reinvestment of dividends	—	—	20,820	402,048
Offering costs	—	—	—	(618,000)
Common shares outstanding - End of Period	15,476,056	$294,979,056	15,476,056	$294,979,056

* The Fund commenced investment operations on February 23, 2011.

Offering costs were paid by the Fund up to $0.04 per common share which totaled $618,000 and was recorded as a reduction of the proceeds from the sale of common shares. The Adviser paid all of the Fund’s organizational expenses and the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share. Additionally, in connection with the initial public offering, the underwriters received a front-end sales charge (sales load) of $0.90 per share or $13,905,000.

See the table below for details regarding dividends declared on common shares with a record date of January 1, 2012 or later through the date of this report:

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Paid	Value of new Common Shares Issued

November 1, 2011	January 17, 2012	January 19, 2012	January 31, 2012	$0.105	$1,624,986	$1,624,986	—
January 23, 2012	February 14, 2012	February 16, 2012	February 29, 2012	$0.105	1,624,986	1,624,986	—
February 15, 2012	March 16, 2012	March 20, 2012	March 30, 2012	$0.105	1,624,986	1,624,986	—
February 15, 2012	April 16, 2012	April 18, 2012	April 30, 2012	$0.105	1,624,986	1,624,986	—
February 15, 2012	May 16, 2012	May 18, 2012	May 31, 2012	$0.105	1,624,986	1,624,986	—
May 21, 2012	June 15, 2012	June 19, 2012	June 29, 2012	$0.105	1,624,986	1,624,986	—
May 21, 2012	July 17, 2012	July 19, 2012	July 31, 2012	$0.105	1,624,986	1,624,986	—
May 21, 2012	August 17, 2012	August 21, 2012	August 31, 2012	$0.105
August 13, 2012	September 14, 2012	September 18, 2012	September 28, 2012	$0.105
August 13, 2012	October 17, 2012	October 19, 2012	October 31, 2012	$0.105
August 13, 2012	November 15, 2012	November 19, 2012	November 30, 2012	$0.105

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Semi-Annual Report  |  21

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2012 (unaudited)

The tax character of distributions paid during the fiscal period ended December 31, 2011 was as follows:

Distributions paid from Ordinary Income: *	2011
Common Shareholders	$13,926,347
Preferred Shareholders	382,491
Total Distributions	$14,308,838

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2011, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*
$1,696,065	$—	$(22,979,218)

* Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

As of December 31, 2011, the most recent year end, for federal income tax purposes, the Fund did not have any capital loss carryforwards.

Unrealized appreciation and depreciation and basis of investments for U.S. federal income tax purposes at June 30, 2012 was:

Total Market Value
Federal tax basis	$442,451,433

Unrealized appreciation	$2,905,622
Unrealized depreciation	(15,006,579)
Net unrealized depreciation	$(12,100,957)

Note 8. Credit Agreement and Preferred Shares

On March 24, 2011, the Fund entered into a credit agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as lender, and Wells Fargo Securities LLC, as administrative agent. Additionally, the Fund issued shares of the Fund’s Series A Preferred Stock (the “Preferred Shares”) to Wells Fargo. The loan under the credit agreement must be repaid in full and the outstanding Preferred Shares must be repurchased no later than March 24, 2015.

On August 16, 2011, the Fund and Wells Fargo entered into an amendment to the credit agreement to amend the definition of “Total Maximum Commitment” to adjust the allocation of the loan under the credit agreement and aggregate liquidation preference of outstanding shares of preferred stock from 87% and 13% to 80% and 20%, respectively. In connection with the foregoing adjustment, Wells Fargo granted a waiver under the credit agreement to permit a voluntary prepayment of the loan by the Fund of $10,740,000. Concurrently with the entry into the amendment described above, the Fund issued 537 shares of its Series A Preferred Stock to Wells Fargo with an aggregate liquidation preference of $10,740,000.

As of June 30, 2012, the Fund borrowed $122,704,615 under the credit agreement. The loans generally bear interest at a rate of three-month LIBOR plus 1.40%. The average daily loan balance outstanding on days where borrowings existed was $122,704,615, the weighted average interest rate was 1.92% and the interest expense, which is included on the Statement of Operations in Interest expense, was $1,193,891.

The Fund is authorized to issue up to 1,534 Preferred Shares. At June 30, 2012, 1,534 Preferred Shares were issued and outstanding with an aggregate liquidation preference of $30,680,000. The Preferred Shares generally are entitled to quarterly dividends at a floating rate of 1.90% plus three-month LIBOR, subject to adjustment for unpaid dividends. The weighted average interest rate on the Preferred Shares was 2.42% and the dividends on the Preferred Shares, which are included in the Statement of Operations, were $376,062.

22  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2012 (unaudited)

Subject to certain conditions, the loans under the credit agreement may be repaid and the Preferred Shares may be repurchased beginning on March 24, 2014. Any such prepayments or repurchases must be made on a pro-rata basis between the loans and the Preferred Shares. In addition, the credit agreement contains customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. The loans under the credit agreement may also be prepaid if the Fund has a reasonable, good faith belief that a failure to be in compliance with both asset value tests as of certain test dates could reasonably be expected to imminently occur, provided that such prepayment is limited to the amount that the Fund reasonably determines is necessary to remain in compliance with such asset value tests. The Articles Supplementary establishing the rights, powers and other terms of the Preferred Shares include a corresponding asset value test. These tests are in addition to any requirements outlined in the Fund’s registration statement or by the Investment Company Act. As of June 30, 2012, the Fund was not aware of any instances of non-compliance related to the credit agreement and the Preferred Shares.

In connection with the Fund’s entry into the credit agreement and issuance of Preferred Shares, certain debt financing costs were incurred by the Fund and have been recorded as a deferred financing cost in the Statement of Assets and Liabilities. The debt financing costs are amortized over the life of the credit agreement and the Preferred Shares. The amortization of the deferred financing costs is included in the Statement of Operations.

The Fund utilizes leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s common shareholders. When the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

Note 9. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

Note 10. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

Semi-Annual Report  |  23

Apollo Senior Floating Rate Fund Inc.

Additional Information

June 30, 2012 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Fund as set forth below, all net investment income dividends and all capital gains distributions declared by the Board of Directors will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Fund. To exercise this option, such shareholder must notify BNY Mellon Investment Servicing (US) Inc., the plan administrator and the Fund’s transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board of Directors for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive common stock of the Fund (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If on the dividend payment date the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 5¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Fund will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at bnymellon.com/ shareowner, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by calling the plan administrator at 800-331-1710.

The plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035.

24  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Additional Information  (continued)

June 30, 2012 (unaudited)

Shareholder Meeting Results

On May 21, 2012, the Fund held its Annual Meeting of Shareholders for the following purpose:

Election of Directors of the Fund (the “Proposal”). The Proposal was approved by the Fund’s shareholders and the results of the voting are as follows:

NAME	FOR	WITHHELD

Elliot Stein, Jr.*	13,613,534	144,774

Barry Cohen**	1,534	—

*   elected by the holders of the Fund’s Common Stock and Preferred Stock, voting together as a single class

** elected solely by the holders of the Fund’s Preferred Stock

John J. Hannan, Glenn N. Marchak, Carl J. Rickertsen, and Todd J. Slotkin continue to serve in their capacities as Directors of the Fund.

Semi-Annual Report  |  25

Important Information About This Report

Investment Adviser

Apollo Credit Management LLC

9 West 57th Street

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

480 Washington Blvd.

Jersey City, NJ 07310

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

Two World Financial Center

New York, NY 10281

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-888-301-3838 and additional reports will be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent period ended June 30, are available (i) without charge, upon request, by calling 1-888-301-3838 and (ii) on the SEC’s website at http:// www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Website information, including any information captured through our use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

26  |  Semi-Annual Report

9 West 57th Street New York, NY 10019 1-888-301-3838 • www.agmfunds.com

6/30/12

Item 2.	Code of Ethics.

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert.

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Apollo Senior Floating Rate Fund Inc.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	August 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	August 30, 2012

By (Signature and Title)	/s/ Jodi Sarsfield
Jodi Sarsfield, Treasurer and Chief Financial Officer
(principal financial officer)

Date	August 30, 2012